UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 26, 2011

Chiquita Brands International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-1550	04-1923360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Fifth Street, Cincinnati, Ohio		45202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	513-784-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders.

The company held its Annual Meeting of Shareholders on May 26, 2011. A total of 39,017,395 shares were represented in person or by proxy at the 2011 Annual Meeting and the company’s shareholders took the following actions:

Proposal No. 1: Election of Directors

Shareholders elected each of the eight nominees for director to serve for a term to expire at the 2012 Annual Meeting of Shareholders based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Fernando Aguirre	33,824,864	695,218	4,497,313
Kerrii B. Anderson	33,899,098	620,984	4,497,313
Howard W. Barker, Jr.	34,356,453	163,629	4,497,313
William H. Camp	31,056,876	3,463,206	4,497,313
Clare M. Hasler-Lewis	34,357,471	162,611	4,497,313
Jaime Serra	33,897,987	622,095	4,497,313
Jeffrey N. Simmons	33,810,233	709,849	4,497,313
Steven P. Stanbrook	34,127,041	393,041	4,497,313

Following his election as a director, the Board of Directors appointed Mr. Simmons to serve on the Audit Committee and the Food Innovation, Safety and Technology Committee of the Board.

Proposal No. 2: Advisory (Non-Binding) Vote on Executive Compensation

Shareholders recommended, on an advisory basis, the compensation of the company’s named executive officers as set forth in the Company’s proxy statement for its 2011 Annual Meeting of Shareholders pursuant to SEC compensation disclosure rules (including the Compensation Discussion and Analysis, the executive compensation tables and the narrative disclosures that accompany the compensation tables) by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,414,522	4,910,159	195,401	4,497,313

Proposal No. 3: Advisory (Non-Binding) Vote on the Future Frequency of Executive Compensation

Shareholders recommended, on an advisory basis, that the company conduct future shareholder advisory votes on named executive compensation on an annual basis, by the following vote:

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
7,839,912	34,800	26,617,166	28,204	4,497,313

The Board of Directors has considered the shareholder vote regarding the frequency of shareholder advisory votes on named executive officer compensation and determined that it will hold an advisory vote on its named executive officer compensation every year until the next vote on frequency, which is expected to occur at the 2017 Annual Meeting of Shareholders.

Proposal No. 4: Ratification of Independent Registered Public Accounting Firm

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,727,491	263,095	26,809	0

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chiquita Brands International, Inc.

May 31, 2011	By:	/s/James E. Thompson

Name: James E. Thompson
Title: Senior Vice President, General Counsel and Secretary